                                                                   Exhibit 10.50


                                       September 25, 1997

HCFP Funding, Inc.
2 Wisconsin Circle, Suite 320
Chevy Chase, Maryland 20815
Attention: Michael Gardullo, Vice President

Dear Mr. Gardullo:

     Reference is made to that certain Loan and Security Agreement dated as of August 15, 1996 (the "Loan Agreement"), as amended, by and among UNIVERSAL SELF CARE, INC., a Delaware corporation, DIABETES SELF CARE, INC., a Virginia corporation, PCS, INC - WEST, a Michigan corporation, and PHYSICIANS SUPPORT SERVICES, INC., a California corporation (collectively, the "Borrower"), and HCFP FUNDING, INC. (The "Lender"). All capitalized terms used but not defined in this letter shall have the respective meanings given them in the Loan Agreement.

     Lender hereby waives the Event of Default by Borrower arising from Borrower having not met the minimum net income requirement of $500,000.00 as reflected on the audited consolidated financial statements for the fiscal year ended June 30, 1997, referenced in Section 8.1 (s) of the Loan Agreement. The foregoing waiver shall in no way constitute a waiver of any breach by Borrower of any other provision contained in the Loan Documents, or a limitation of any of the other rights and remedies of Lender under the Loan Documents.

     Lender and Borrower hereby acknowledge and agree, as evidenced by their respective signatures below, that the Loan agreement is hereby amended to add the following Section 8.1(t):

     "(t)Borrower's net income (in accordance with GAAP) reflected on the audited consolidated financial statements for the fiscal year ended June 30, 1998, as reflected on Form 10K submitted by Borrower to the U.S. Securities and Exchange Commission, shall be no lower than $0 (zero)."

     Except as expressly modified hereby, the Loan Agreement the terms, conditions, and provisions of the Loan Agreement shall remain in full force and effect and shall not be modified or otherwise effected by the execution of this letter. A waiver fee of $2,500.00 will be charged to cover associated expenses.

                                            Very truly yours,

ATTEST:                                     UNIVERSAL SELF CARE, INC.,
(Seal)                                      a Delaware corporation

By:                                         By:
   ------------------------                    --------------------------
Name:                                          Name:
Title:                                         Title:


ATTEST:                                     DIABETES SELF CARE, INC.,
(Seal)                                      a Virginia corporation

By:                                         By:
   ------------------------                    --------------------------
Name:                                          Name:
Title:                                         Title:


ATTEST:                                     PCS, INC.-WEST,
(Seal)                                      a Michigan corporation

By:                                         By:
   ------------------------                    --------------------------
Name:                                          Name:
Title:                                         Title:


ATTEST:                                     PHYSICIANS SUPPORT SERVICES, INC.
(Seal)                                      a California corporation

By:                                         By:
   ------------------------                    --------------------------
Name:                                          Name:
Title:                                         Title:

     THE FOREGOING IS ACKNOWLEDGED AND AGREED AS OF THIS 25TH DAY OF SEPTEMBER 1997:

                                     HCFP FUNDING, INC.,


                                     By:______________________SEAL)
                                     Name:
                                     Title:

                                      3